United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

January 27, 2010

Date of Report

[Date of Earliest Event Reported]

HANGMAN PRODUCTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-50892	87-0638511
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1338 S. Foothill Drive, Suite 200

Salt Lake City, Utah  84108

 (Address of Principal Executive Offices)

(801) 649-3519

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Hangman Productions Inc. will announce the top five finalists of its 4th Annual Screenplay Shootout, screenplay competition on February 10, 2010.  The Grand Prize Winner will be announced on February 15, 2010.  See Exhibit 99.1, a Press Release dated January 27, 2010, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Description and Exhibit No.

99.1

Press Release dated January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGMAN PRODUCTIONS, INC.

Date:	01/27/2010	By:	/s/ James P. Doolin
James P. Doolin
President

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